THE HUNTINGTON FUNDS

SUPPLEMENT TO PROSPECTUS DATED APRIL 30, 2014,

AS AMENDED SEPTEMBER 2, 2014

HUNTINGTON VA INTERNATIONAL EQUITY FUND

SUPPLEMENT DATE: NOVEMBER 7, 2014

At a meeting of the Board of Trustees (the “Board”) of The Huntington Funds (the “Trust”) held on October 30, 2014, the Board considered and approved the recommendation of Huntington Asset Advisors, Inc. (the “Advisor”) to dissolve and liquidate the Huntington VA International Equity Fund (the “VA Fund”) on or about the close of business on March 6, 2015 (“Liquidation Date”). Accordingly, the Advisor will prepare a Plan of Liquidation (the “Plan”) for execution by the Trust. In connection with the decision to dissolve and liquidate the VA Fund, the VA Fund will soon be closed to new and subsequent investments.

Pursuant to the Plan, the Trust will furnish notice of the liquidation to each life insurance company that makes the VA Fund available as an investment option through one or more separate accounts and will request that the life insurance companies notify their contract holders of the VA Fund’s dissolution and liquidation.

At any time prior to the Liquidation Date, contract holders invested in the VA Fund may exchange their shares of the VA Fund for shares of another investment option that is available under the applicable variable annuity or variable life insurance product, subject to the requirements and other restrictions on exchanges that are described in the prospectus for that variable product.

If contract holders remain invested in shares of the VA Fund on the Liquidation Date, it is anticipated that those VA Fund shares will be exchanged into an alternative investment option that is available under the applicable variable product, subject to any required regulatory approval.

As shareholders redeem shares of the VA Fund between the date of this supplement and the Liquidation Date, the VA Fund may not be able to continue to invest its assets in accordance with its stated investment policies. Accordingly, the VA Fund may deviate from its stated investment policies during the period between the date of this supplement and the Liquidation Date.

You may obtain additional information by calling The Huntington Funds at 800-253-0412.